EXHIBIT 10.1

The F&M Bank & Trust Company
3811 Turtle Creek Blvd., Suite 1700
Dallas, Texas 75219

October 1, 2013

Mesa Energy, Inc.
Attention: Randy M. Griffin, C.E.O.
5220 Spring Valley Road, Ste. 525
Dallas, Texas 75254

Re:           Second Amendment to Loan Agreement

Ladies and Gentlemen:

This letter (this “Amendment”) amends the Loan Agreement dated July 22, 2011, among Mesa Energy, Inc., a Nevada corporation (“Borrower”); Mesa Energy Holdings, Inc., a Delaware corporation, Tchefuncte Natural Resources, LLC, a Louisiana limited liability company, and Mesa Gulf Coast, LLC, a Texas limited liability company (collectively, “Guarantors”); and The F&M Bank & Trust Company (“Lender”), an Oklahoma state bank, as previously amended by a First Amendment to Loan Agreement dated September 21, 2012.  Capitalized terms below have the meanings assigned in the Loan Agreement.

1.           Borrowing Base Decrease and MCR.   Effective as of the date of this Amendment, Lender has reduced the Borrowing Base to $12,700,000.00 and reset the MCR to $50,000.00 per month, commencing on the 22nd day of October, 2013 and continuing on the same day of each month thereafter, until reset by Lender in connection with the next redetermination of the Borrowing Base.  This Amendment evidences the scheduled redetermination of the Borrowing Base to occur on or about October 1, 2013.  The next scheduled redetermination of the Borrowing Base will be on or around April 1, 2014.

2.            Financial Covenants.  Effective as of the date of this Amendment, Subsection (e) of Section 8 of the Loan Agreement is amended to read as follows:

“(e)           Not permit general and administrative expenses to exceed twenty-seven percent (27%) of the revenue from the Properties for any two consecutive fiscal quarters.”

3.           Confirmations.  (a)   As security for the Notes, Borrower previously executed the Security Documents.  Borrower ratifies and confirms the Security Documents, acknowledges that they are valid, subsisting, and binding, and agrees that the Security Documents secure payment of the Note and the Loans.

EXHIBIT 10.1

(b)           Borrower hereby represents to Lender that all representations and warranties set forth in Section 6 of the Loan Agreement are true and correct as of the date of execution of this Amendment, and Borrower is currently in compliance with all covenants set forth in Section 7 of the Loan Agreement and all financial covenants set forth in Section 8 of the Loan Agreement.

4.           Validity and Defaults.  The Loan Agreement, as amended, remains in full force and effect.  Borrower acknowledges that the Loan Agreement, the Revolving Note, the Security Documents, and the other Loan Documents are valid, subsisting, and binding upon Borrower; no uncured breaches or defaults exist under the Loan Agreement, as amended; and no event has occurred or circumstance exists which, with the passing of time or giving of notice, will constitute a default or breach under the Loan Agreement, as amended.  Borrower ratifies the Loan Agreement, as amended.  Guarantors ratify and confirm the Guaranties and acknowledge that they are valid, subsisting, and binding upon Guarantors.

5.           Fax and Email Provision.  This Amendment may be executed in counterparts, and Lender is authorized to attach the signature pages from the counterparts to copies for Lender and Borrower.  At Lender’s option, this Amendment and the related Loan Documents may also be executed by Borrower and Guarantors in remote locations with signature pages faxed or scanned and emailed to Lender.  Borrower and Guarantors agree that the faxed or scanned and emailed signatures are binding upon Borrower and Guarantors, and Borrower and Guarantors agree to promptly deliver the original signatures for this Amendment and the related Loan Documents by overnight mail or expedited delivery.  It will be an Event of Default if Borrower and Guarantors fail to promptly deliver all required original signatures.

6.           Captions.  Captions are for convenience only and should not be used in interpreting this Amendment.

7.           Final Agreement.  (a)  In connection with the Loans, Borrower, Guarantors, and Lender have executed and delivered this Amendment, the Loan Agreement, and the Loan Documents (collectively the “Written Loan Agreement”).

(b)           It is the intention of Borrower, Guarantors, and Lender that this paragraph be incorporated by reference into each of the Loan Documents.  Borrower, Guarantors, and Lender each warrant and represent that their entire agreement with respect to the Loans is contained within the Written Loan Agreement, and that no agreements or promises have been made by, or exist by or among, Borrower, Guarantors, and Lender that are not reflected in the Written Loan Agreement.

(c)           THE WRITTEN LOAN AGREEMENT, AS AMENDED, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

[Signatures on following page.]

EXHIBIT 10.1

If the foregoing correctly sets forth your understanding of our agreement, please sign and return one copy of this Amendment.  Please call if you have any questions.

Yours very truly,

The F&M Bank & Trust Company

By:     /s/Robert S. Glosson
Robert S. Glosson,
Senior Vice President

Accepted and agreed to effective as of
the 1st day of October, 2013:

BORROWER:

Mesa Energy, Inc.,
a Nevada corporation

By:          /s/Randy M. Griffin
Randy M. Griffin
Chief Executive Officer

GUARANTORS:

Armada Oil, Inc.,
a Nevada corporation

By:          /s/Randy M. Griffin
Name:     Randy M. Griffin
Title:       Chief Executive Officer
Tchefuncte Natural Resources, LLC,
a Louisiana limited liability company

By:          Mesa Energy, Inc., Sole Member
By:          /s/Randy M. Griffin
Randy M. Griffin
Chief Executive Officer

Mesa Gulf Coast, LLC,
a Texas limited liability company

By:          /s/Randy M. Griffin
Randy M. Griffin, Manager